                    Trustee's Distribution Statement


THE               THE HOLDERS OF:
BANK OF           Prudential Securities Structured Assets, Inc.
NEW               Receipts on Corporate Securities, Series BLS 1998-1
YORK

In accordance with Article IV, Section 4.2 of the Base Trust Agreement dated as of August 28, 1997, The Bank of New York, as Trustee, submits the following cash basis statement for the period ending
January 15, 1999.

With regard to the January 15, 1999 Distribution Date:

The amount of principal distribution is $648,470.59 and interest is $1,523,129.41.

The aggregate stated principal amount of the Term Assets are $61,000,000.00 at 7.12%.

The aggregate Certificate Principal Balance is $47,743,250.15.

Underlying Securities held as of Janaury 15, 1999.

Principal Amount         Title of Security
$61,000,000.00           BELLSOUTH CAPITAL FUNDING
                         CORPORATION ("BCFC")
                         $61,000,000 Aggregate Principal Amount of
                         One Hundred Year 7.12% Debentures
                         Due July 15, 2097


                                   THE BANK OF NEW YORK,
                                   as Trustee

                    Trustee's Distribution Statement


THE               TO THE HOLDERS OF:
BANK OF           Prudential Securities Structured Assets, Inc.
NEW               Receipts on Corporate Securities, Series BLS 1998-1
YORK

In accordance with Article IV, Section 4.2 of the Base Trust Agreement dated as of August 28, 1997, The Bank of New York, as Trustee, submits the following cash basis statement for the period ending
July 15, 1999.

With regard to the July 15, 1999 Distribution Date:

The amount of principal distribution is $668,881.20 and interest is $1,502,718.80.

The aggregate stated principal amount of the Term Assets are $61,000,000.00 at 7.12%.

The aggregate Certificate Principal Balance is $47,074,368.95.


Underlying Securities held as of July 15, 1999.

Principal Amount         Title of Security
$61,000,000.00           BELLSOUTH CAPITAL FUNDING
                         CORPORATION ("BCFC")
                         $61,000,000 Aggregate Principal Amount of
                         One Hundred Year 7.12% Debentures
                         Due July 15, 2097


                                   THE BANK OF NEW YORK,
                                   as Trustee